Exhibit 99.3
3-YEAR STRATEGIC OUTLOOK February 2013 Elements Too - Bellevue, WA
Table of Contents 2 TOPIC PAGE 2012 Highlights - A Year in Review 3 Strategic Priorities 4 Capital Allocation 5 Balance Sheet Management 6 Operational Excellence, Cash Flow and Dividend Growth 7 Portfolio Improvement 8 Value Creation 9 Development and Redevelopment 10 Joint Ventures 11 Macro Economic Expectations 12 2013-2015 Expectation Highlights 12 What Differentiates UDR? 13 Why Invest in UDR? 14 APPENDIX 2013-2015 Expectations Operating and Earnings Expectations 16 Capital Markets, Transactional and Balance Sheet Expectations 17 2013 Market Growth Expectations 18 Definitions and Reconciliations 19

3

2012 Highlights – A Year in Review

1 **Larger-scale portfolio repositioning efforts are complete.**
- Sold 21 communities in non-core markets for gross proceeds of $610 million.

2 **Deleveraged our balance sheet.**
- Retired $445 million of debt and preferreds mid-year with equity proceeds.
- Confirmed our commitment to a lower leverage model.

3 **Successfully navigated the aftermath of Hurricane Sandy.**
- Communities were fully functional within 4 weeks.
- No long-term value impairment.

4 **Hired Tom Herzog as CFO.**
- Well-respected; significant experience in the public REIT and multifamily spaces.

5 **Operations continued to perform at a high level.**
- Same-store revenue growth: 5.3%.
- Same-store NOI growth: 6.6%.

6 **Formed a second joint venture with MetLife (UDR/MetLife II).**
- 50% ownership in venture valued at $1.3 billion at creation; 12 high-quality communities in core markets.
- ↑ size of UDR/MetLife II JV to $1.4 billion in October through swap of ownership interests in non-core UDR/MetLife I JV communities for a 50% interest in the Olivian, a downtown Seattle high-rise.

7 **Development and redevelopment pipeline ↑ to $1.3 billion.**
- Expected to generate $455 million of Net Asset Value ("NAV") by year end 2015.

8 **Street consensus NAV per share ↑ 4% year-over-year to $26.50.**

9 **↑ our annualized dividend per share to $0.88, +10% year-over-year.**

10 **Raised $1.2 billion in the capital markets.**
- $400 million of 4.625% 10-year notes in January.
- $756 million of new equity issued near parity with NAV per share.

Strategic Priorities We continue to focus on four strategic priorities: Executing on these strategic priorities will drive NAV and dividend per share growth which we expect will drive Total Shareholder Returns ("TSR") over the long-term. 4 Capital Allocation Prudent and disciplined allocation of new and recycled capital to growth opportunities that are accretive to NAV per share. Balance Sheet Management Maintain a strong and flexible balance sheet. Operational Excellence, Cash Flow and Dividend Growth Continue to enhance our best-in-class operating platform to drive operating margins higher and increase cash flow to support growth in dividends per share. Portfolio Improvement Strengthen market mix and physical quality of assets. Strategic Priorities Result: Value Creation 1 2 3 4
Capital Allocation 5 How we view capital allocation: Invest in growth opportunities that are accretive to NAV per share. Development and Redevelopment Acquire assets at a discount to market value Fund investments with equity issued at a premium to NAV per share Acquire value-add opportunities from underperforming operators Invest with joint venture partners Vet growth opportunities in the context of a lower leverage model. Weigh the merits of investment opportunities against the cost and availability of capital. A Look Forward: We anticipate creating further value from our capital allocation activities over the coming years, in part from ongoing investments in development and redevelopment. (CHART) A Look Back: We have issued $2.2 billion in new equity at a 4% average premium to NAV per share and sold $1.2 billion of lower-quality assets over the past three years. Proceeds were (1) invested in value accretive growth opportunities in core markets and (2) used to deleverage our balance sheet. $2,000 $2,440 ** NOI growth accounted for 80% of the estimated total value creation since acquisition. Weighted average ownership period equals 20 months. New York: +15% All Acquisitions: +22% (CHART)
Balance Sheet Management 6 How we view balance sheet management: We focus on three primary balance sheet metrics; leverage, net debt-to- EBITDA and fixed charge coverage. Lower leverage provides firepower for opportunistic purchases in distressed environments and reduces capital risk associated with funding external growth. Manage to 35-40% leverage and target lower end of this range over time. Manage to net debt-to-EBITDA range of 6.0x-6.5x over time. Improvement in both metrics will not be linear. A Look Back: Meaningful deleveraging has taken place since year-end 2009 through equity-heavy external growth initiatives and new equity offerings intended to pay-down debt and issued at a premium to NAV per share on average. METRIC YEAR-END 2009 4Q12 Debt-to-assets 53% 39% Net debt-to-EBITDA 10.0x 7.0x Fixed Charge Coverage 2.0x 3.0x Unencumbered Assets ($B) $3.2 $5.7 A Look Forward: Currently funding a portion of our in-process and scheduled to start development and redevelopment with debt will push our net debt-to-EBITDA higher during 2013. Forward cash flow from these activities coupled with further deleveraging efforts is expected to more than reverse this temporary increase during 2014 and 2015. METRIC 2Q13E YEAR-END 2013E YEAR-END 2015E Debt-to-assets 38% to 40% 38% to 40% 35% to 40% Net debt-to-EBITDA 7.4x to 7.6x 6.8x to 7.2x 6.0x to 6.5x Fixed Charge Coverage 2.7x to 2.9x 2.8x to 3.0x 3.1x to 3.3x Our balance sheet is well-positioned.... ...And will continue to improve.
Operational Excellence, Cash Flow and Dividend Growth 7 How we view our operations: We have a best-in-class operating platform. Operational excellence drives property cash flow growth which supports dividend per share growth over time. Technology is a key component of past and future efficiency gains in our operating platform. A Look Back: We have generated favorable same-store operating results as compared to the multifamily peer group over the past five years. Some of the upside has been driven by new technologies. A Look Forward: We expect that our same-store revenue and NOI growth will remain strong in the years ahead, which should help to drive cash flow per share growth higher. New technologies such as on-line leasing and driving new efficiencies in our maintenance and sales teams will contribute to the anticipated upside. Technology Highlights (CHART) Revenue Expense NOI (1) Peer group includes AIV, AVB, BRE, CPT, CLP, EQR, ESS, HME, MAA and PPS.
Portfolio Improvement 8 How we view our portfolio: The heavy lifting with regard to our portfolio repositioning is complete. Prudent and disciplined allocation of new and recycled capital to NAV-accretive growth opportunities will continue through normal business activities. We have and will continue to target locations in core markets that exhibit robust multifamily supply and demand fundamentals as we grow our asset base and recycle our capital. A Current Look: Our portfolio is vastly improved. 75% of our NOI is derived from our core markets. Portfolio revenue per occupied home of $1,558 represents a 120% increase over 2001. Mid- Atlantic: 22% Northeast: 19% Southwest : 9% West: 37% Southeast: 13% % of NOI in 4Q 2012 (1) Includes pro-rata share of joint venture NOI. Excludes 2013 - 2015 acquisition/disposition assumptions. Core Markets: Seattle, San Francisco Bay Area, Los Angeles, Orange County, San Diego, Denver, Austin, Dallas, Boston, New York, NY, Baltimore/Washington D.C. area and Philadelphia. A Look Forward: $1.3 billion of development and redevelopment is expected to be delivered and stabilized starting in 2013. These projects will further improve our market footprint and asset quality and should result in our core markets contributing roughly 80%(2) of our total NOI by year end 2015. 2015 Proforma % of NOI Including In-Process Development and Redevelopment (1) (2) Mid- Atlantic: 24% Northeast: 19% Southwest : 8% West: 39% Southeast: 11%
(CHART) NAV per Share Dividend per Share Reinvestment CVNI Growth Value Creation 9 (1) Data provided by Green Street Advisors in 4Q 2012. (2) Peer group includes AEC, AIV, AVB, BRE, CPT, CLP, EQR, ESS, HME, MAA and PPS. Executing on these strategies should drive strong total shareholder returns. NAV per share growth and/or the expansion/(reduction) of our trading premium/(discount) relative to NAV are both key drivers of strong TSR. Current Value Net Income ("CVNI") growth, a combination of NAV per share growth and dividends per share reinvested at NAV per share upon payment (i.e., all-in NAV per share growth), is a metric that is highly correlated with long-term TSRs. Our CVNI growth is above average relative to our peer group and was generated during a period where we turned over 75% of our portfolio. We focus on CVNI growth as the R2 between 10-year CVNI growth and 10-year average TSRs for all public REITs is high at 0.90.
Development and Redevelopment 10 Metro Washington, D.C.: $323 New York: $60 Dallas: $98 Los Angeles: $36 Orange County: $363 San Diego: $76 San Francisco: $140 In-Process Development and Redevelopment Projects ($M) Our development and redevelopment pipeline totals $1.3 billion in expected spend, 50% of which has been funded to date and 49% of which will be delivered by year-end 2013. All of our projects are located in core markets; those where we intend to focus our capital investments moving forward. Our pipeline is expected to generate strong cash flow and NAV growth through 2015. 2013E TO 2015E ANNUAL AVERAGE Expected Earnings Accretion per share $0.03 to $0.04 NAV Creation per share $0.60 to $0.85 FFO per share drag from our development and redevelopment pipeline is expected to be $0.055 in 2013 and then decline through 2015 assuming no additional starts. Boston: $218 Total Homes: 5,395 (CHART)
Joint Ventures 11 We have generated significant value through our JV investments. How we view our joint ventures: Stable source of long-term capital. Reduce our effective cost of capital and enhance returns through partnership structures, promotes and stable, long-term fee income. UNCONSOLIDATED JV SIZE ($M) OWN. INTEREST TYPE UDR/MetLife II $1,423 50% Long-term partnership in high-quality, core assets UDR/MetLife I $1,327 13% Long-term partnership in high-quality, core assets Kuwait Finance House $280 30% Medium-term partnership focused on Washington, D.C. assets Texas $321 20% Medium/Short-term partnership WE HAVE FOUR PRIMARY OPERATING JOINT VENTURES (CHART) ROIC ROE ** NOI growth accounted for 100% of the estimated value creation since acquisition. Weighted average ownership period equals 16 months. +9% (CHART)
2013-2015 Expectations Summary 12 Summary of Expectations $ IN MILLIONS, EXCEPT PER SHARE 2012A 2013E 2014E - 2015E CUMULATIVE EARNINGS FFO per Share $1.32 $1.35 to $1.41 12.0% to 16.0% FFO as Adjusted per Share $1.35 $1.33 to $1.39 14.0% to 18.0% AFFO per Share $1.18 $1.17 to $1.23 16.0% to 20.0% Wtd. Avg. Diluted Shares/Units (M) 248.3 265.5 N/A SAME-STORE OPERATIONS (YR/YR) SAME-STORE OPERATIONS (YR/YR) Revenue Growth 5.3% 4.00% to 5.00% 7.0% to 9.0% Expense Growth 2.8% 2.75% to 3.25% 5.0% to 7.0% NOI Growth 6.6% 4.25% to 6.00% 7.0% to 11.0% # of Homes 33,823 37,096 N/A CAPITAL MARKETS ACTIVITY Debt Maturities $583 $160 $875 New Debt Issuances $434 $300 to $375 $1,000 to $1,200 Equity Issuances $756 $75 to $125 $450 to $550 TRANSACTIONAL ACTIVITY Wholly Owned Acquisitions $49 None $400 to $600 Wholly Owned Dispositions $610 $150 to $250 $400 to $600 Development Spending $304 $425 to $475 $625 to $725 Redevelopment Spending $93 $125 to $150 $100 to $175 JV Equity Investment $294 None None Macro Economic Assumptions(1) METRIC 2013E 2013E - 2015E AVG. Job Formation (M) 1.73 2.50 New MF Supply 235,000 255,000 Effective Rent Growth 4.0% 3.8% METRIC 2013E 2013E - 2015E AVG. Personal Income Growth 3.1% 5.5% Homeownership Rate 64.7% 64.4% Household Formation (M) 1.10 1.12 Estimates provided by Economy.com, Moody's, REIS, Axiometrics and Green Street Advisors.
What Differentiates UDR? 13 Economies of Scale Coupled with NAV-Accretive External Growth Opportunities We enjoy cost of capital advantages and G&A efficiencies similar to larger multifamily REITs. Properly executed, NAV-accretive investments of moderate size still "move the value creation needle". Advantageous Market Mix and Asset Quality 80% of our NOI will be generated by our core markets by year-end 2015. Attracts our targeted demographic; highly educated and 20-35 years old. Attracts cutting-edge employers in fields such as technology and medical research and stable employers in areas such as government, education and healthcare. Diversified mix of urban and suburban locations and A and B quality communities contributes to strong operating results in a variety of economic environments. Best-in-Class Operating Platform Maximizes operating results by augmenting the market revenue growth generated by our well-positioned portfolio. We are committed to driving increased efficiencies through technology initiatives. We have produced above-average long-term growth in our operating metrics versus the multifamily peer average. Extensive Joint Venture Partnerships Long-term partnerships with advantageous governance structures and promotes. Stable and sustainable sources of capital and fee income. 1 2 3 4
1 Why Invest in UDR? 14 Better-than-average multifamily fundamentals expected to continue. Augmented by our best-in-class operating platform; expect our revenue to cumulatively grow 12% to 14% between 2013 and 2015. Heavy lifting with regard to our portfolio repositioning is complete. Prudent and disciplined allocation of new and recycled capital to NAV-accretive growth opportunities will continue through normal business activities. Significant cash flow will come online in 2014 and 2015 from in-process development and redevelopment projects. Development represents a $0.04 drag on 2013 FFO/AFFO per share and is expected to create $360 million in value when stabilized. Redevelopment represents a $0.02 drag on 2013 FFO/AFFO per share and is expected to create $95 million in value when stabilized. Dividend per share growth is expected to be strong through 2015. Cash flow per share growth forecast to grow 18% to 22% between 2013 and 2015. Large-scale recapitalization and deleveraging of our balance sheet is complete. Additional improvement in leverage metrics is anticipated. Manage to leverage of 35% to 40% and target the lower end of this range over time. Manage to net debt-to-EBITDA of 6.0x to 6.5x over time. Continued improvement with regard to the transparency of our business. 2 3 4 5 6
Appendix 15
2013-2015 Expectations 16 Earnings and Operating Expectations $ IN MILLIONS, EXCEPT PER SHARE 2012A 2013E 2014E - 2015E CUMULATIVE EARNINGS FFO per Share $1.32 $1.35 to $1.41 12.0% to 16.0% FFO as Adjusted per Share $1.35 $1.33 to $1.39 14.0% to 18.0% AFFO per Share $1.18 $1.17 to $1.23 16.0% to 20.0% Wtd. Avg. Diluted Shares/Units (M) 248.3 265.5 N/A Annualized Dividend per Share $0.88 $0.94 N/A SAME-STORE OPERATIONS (YR/YR) Revenue Growth 5.3% 4.00% to 5.00% 7.0% to 9.0% Expense Growth 2.8% 2.75% to 3.25% 5.0% to 7.0% NOI Growth 6.6% 4.25% to 6.00% 7.0% to 11.0% Physical Occupancy 95.7% 95.5% N/A # of Homes 33,823 37,096 N/A OTHER ADDITIONS/(DEDUCTIONS) Interest ($139) ($127) to ($133) ($275) to ($325) G&A, gross ($41) ($43) to ($46) ($90) to ($110) Tax Benefit for RE3, net $9 $11 to $13 $10 to $20 JV Fee Income, net $12 $9 to $11 $15 to $25 Total JV FFO (excluding fees) $24 $23 to $27 $50 to $65 RE3 Gain on Asset Sales $8 $0 to $5 $0 to $5 Acquisition-related Costs ($3) None ($2) to ($4) Stabilized # of Homes 43,992 41,495 N/A Recurring Capital Expenditures/Home $1,015 $1,020 N/A
2013-2015 Expectations 17 Capital Markets, Transactional and Balance Sheet Expectations $ IN MILLIONS, EXCEPT PER SHARE 2012A 2013E 2014E - 2015E CUMULATIVE CAPITAL MARKETS ACTIVITY Debt Maturities $583 $160 $875 New Debt Issuances $434 $300 to $375 $1,000 to $1,200 Equity Issuances $756 $75 to $125 $450 to $550 TRANSACTIONAL ACTIVITY Wholly Owned Acquisitions $49 None $400 to $600 Wholly Owned Dispositions $610 $150 to $250 $400 to $600 Cap Rate Spread 80 bps N/A 125 bps Development Spending $304 $425 to $475 $625 to $725 Redevelopment Spending $93 $125 to $150 $100 to $175 JV Equity Investment $294 None None BALANCE SHEET METRICS YE 2012A YE 2013E 2015E Fixed Charge Coverage 3.0x 2.8x to 3.0x 3.1x to 3.3x Net Debt to EBITDA 7.0x 6.8x to 7.2x 6.0x to 6.5x Debt to Gross Asset Value 39% 38% to 40% 35% to 40%
2013 Market Growth Expectations 18 2013E 2013E 2013E REVENUES EXPENSES NOI Same-Store Growth 4.00% to 5.00% 2.75% to 3.25% 4.25% to 6.00% (1) Revenue growth based on UDR's internal budgets for calendar year 2013. Core Markets: Seattle, San Francisco Bay Area, Los Angeles, Orange County, San Diego, Denver, Austin, Dallas, Boston, New York, NY, Baltimore/Washington D.C. area and Philadelphia. Capital Warehouse Markets: Portland, Inland Empire, Nashville, Richmond, Tampa, Orlando and Other FL. Non-Core Markets: Sacramento, Monterey Peninsula and Norfolk. Includes our Core Markets and Warehouse Capital/Non-Core markets that generated in excess of 2% of portfolio NOI in 4Q12. Market % of 4Q12 NOI Market % of 4Q12 NOI Market % of 4Q12 NOI Austin 0.8% Nashville 4.0% Monterey Peninsula 3.2% Baltimore 6.5% New York 3.6% San Diego 1.0% Boston 4.8% Norfolk 2.6% Seattle 6.0% Dallas 5.7% Orange County 10.9% San Francisco Bay Area 10.7% Los Angeles 3.5% Orlando 5.6% Tampa 6.4% Metro Washington, D.C. 15.0% Richmond 3.3% TOTAL 93.6%
Definitions & Reconciliations 19 Please see the Company's Fourth Quarter 2012 Earnings Supplement, available at www.udr.com, for a full list of definitions, reconciliations and details on the financial position and operating results of the Company. Adjusted Funds From Operations ("AFFO"): The Company defines AFFO as FFO As Adjusted less recurring capital expenditures. See page 21 for a reconciliation of 2012 AFFO. Management considers AFFO a useful metric for investors as it is more indicative of the Company's recurring operational cash flow than FFO As Adjusted. A reconciliation between FFO As Adjusted and AFFO is provided with this presentation. Current Value Net Income: Current value net income ("CVNI") is defined as the sum of common dividends paid by a company plus changes in NAV per share over time and was developed by Green Street Advisors. CVNI is calculated similarly to total returns, but it is designed to measure theoretical NAV growth if dividends are reinvested in the company when paid at coincident NAV per share (rather than investment growth) . Additional information on CVNI growth is available in "Green Street's NAV-based Pricing Model" report published on October 3, 2005. This report is available at www.greenst.com.* Management considers CVNI a useful metric for investors as it is highly correlated to Total Shareholder Returns over long periods of time and it is an indicator of portfolio value creation irrespective of dividend payout versus cash flow reinvestment policies. Earnings Accretion/Dilution/Drag from Development and Redevelopment: Earnings Accretion/Dilution/Drag from Development and Redevelopment is defined as the realized or expected positive (accretion) or negative (dilution/drag) effect on the Company's earnings from its underway development and redevelopment programs. Management considers earnings accretion/dilution/drag a useful metric for investors as it quantifies timing differences in the Company's earnings that result from its investment activities. Funds From Operations ("FFO"): The Company defines FFO as net income (computed in accordance with GAAP) excluding the impact of impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. See page 21 for a reconciliation of 2012 FFO. Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company's activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs. A reconciliation between Net Income and FFO is provided with this presentation. Funds From Operations as Adjusted: The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-recurring items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and taxable REIT subsidiary property, storm-related expenses, severance costs and legal costs. See page 21 for a reconciliation of 2012 Funds From Operations as Adjusted. Management considers FFO As Adjusted a useful metric for investors as it is more indicative of the Company's recurring operational FFO than FFO. FFO As Adjusted excludes non-recurring items which, if included, result in less comparability between companies and across time periods. A reconciliation from FFO to FFO As Adjusted is provided with this presentation. Net Asset Value: Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating units. Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.
Definitions & Reconciliations 20 Net Debt to EBITDA: The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, minority interests, net gain on the sale of depreciable property, and RE3 income tax. Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided with this presentation. Net Operating Income ("NOI"): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent. Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation of Net Income to NOI is provided below.
Definitions & Reconciliations 21 Street Consensus NAV: Street consensus NAV is defined as the average of sell-side analyst NAVs per share at a point in time. Value Creation: Value creation is defined as UDR Management's best estimate of current or expected value of a community that is above and beyond its original purchase price or cost basis and could theoretically be realized upon monetization of that community. Underlying valuation estimates and model inputs are provided by UDR Management. Estimated value creation is not representative of Management's expectations for the Company's overall financial performance or cash flow growth and there can be no assurances that the value creation implied for any of the Company's communities will be achieved. Management considers value creation a useful metric for investors as it quantifies how successful the Company's past investments have been and current investments are expected to be. 2012 FFO, FFO as Adjusted and AFFO Reconciliation:
Definitions & Reconciliations 22 All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP net loss per share for full year 2013 and first quarter of 2013 to forecasted FFO, FFO as Adjusted and AFFO per share: FFO Guidance Reconciliation per Diluted Share
Definitions & Reconciliations 23 Forward Looking Statements Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park(r) development, expectations concerning the joint ventures with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws. This presentation and these forward-looking statements include UDR's analysis and conclusions and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances. * Green Street Advisors ("GSA") is an independent research, trading and consulting firm. By referencing reports included on GSA's website, UDR does not intend to incorporate any of the information included on that website into this presentation, or to otherwise adopt or endorse any analysis, statements or communications made by GSA on its website or elsewhere.